EXHIBIT 10.5(b)(iii)
SECOND AMENDMENT TO TRUST AGREEMENT BETWEEN
FIDELITY MANAGEMENT TRUST COMPANY AND
THE SCOTTS COMPANY
     THIS SECOND AMENDMENT, dated as of the fifteenth day of January, 1999, by and between Fidelity Management Trust Company (the “Trustee”) and The Scotts Company (the “Sponsor”);
WITNESSETH:
     WHEREAS, the Trustee and the Sponsor heretofore entered into a Trust Agreement dated January 1, 1998, with regard to The Scotts Company Nonqualified Deferred Compensation Plan (the “Plan”); and
     WHEREAS, the Trustee and the Sponsor now desire to amend said Trust Agreement as provided for in Section 14 thereof;
     NOW THEREFORE, in consideration of the above premises, the Trustee and the Sponsor hereby amend the Trust Agreement by:
(1)	Amending and restating the “money classifications” section of Schedule “A” as follows:

Maintenance of the following money classifications:
-	Salary Deferral

-	Excess Employer Match

-	Excess Retirement Contributions

-	Excess Transitional Contributions

-	Incentive Deferral
     IN WITNESS WHEREOF, the Trustee and the Sponsor have caused this Second Amendment to be executed by their duly authorized officers effective as of the day and year first above written.

THE SCOTTS COMPANY

By:	/s/ Rosemary L. Smith 1/15/99	By:	/s/ Rosemary L. Smith	1/15/99

	Date		Vice President	Date

FIDELITY MANAGEMENT TRUST COMPANY

		By:	/s/ Carolyn Redden	2/19/99

Vice President